EXHIBIT 10
NAVISTAR INTERNATIONAL CORPORATION
AND CONSOLIDATED SUBSIDIARIES
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MATERIAL CONTRACTS

The following documents of Navistar International corporation, its principal subsidiary Navistar, Inc., and its indirect subsidiary Navistar Financial Corporation are incorporated herein by reference.

Exhibit 10.79
Third Amendment to the Note Purchase Agreement among Navistar Financial Securities Corporation, as Seller, NFC, as Servicer, Liberty Street Funding LLC, as a Conduit Purchaser, The Bank of Nova Scotia, as a Managing Agent and a Committed Purchaser, and Bank of America, National Association, as a Managing Agent. Filed as Exhibit 10.1 to Form 8-K dated July 19, 2011 and filed July 20, 2011. Commission File No 001-09618.

Exhibit 10.80
First Amendment to the Indenture Supplement among Navistar Financial Dealer Note Master Owner Trust, as Issuer, and The Bank of New York Mellon, as Indenture Trustee. Filed as Exhibit 10.2 to Form 8-K dated July 19, 2011 and filed July 20, 2011. Commission File No 001-09618.

The following documents of Navistar International Corporation are filed herewith:

Exhibit 10.81	Nominating and Governance Committee and Board of Directors approval of changes to non-employee director compensation.

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*	Indicates a management contract or compensatory plan or arrangement required to be filed or incorporated by reference as an exhibit to this report.

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